UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  April 16, 2000




                                 ENTRADE INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




       Pennsylvania                 1-15303              52-2153008
----------------------------      -----------         -------------------
(State or other jurisdiction      (Commission         (IRS Employer
of incorporation)                 File Number)        Identification No.)




             500 Central Avenue, Northfield, Illinois       60093
            -------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)




Registrant's telephone number, including area code:  (847) 784-3300




                                Not applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)










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ITEM 5. OTHER EVENTS

      Entrade Inc. announced on April 16, 2001 that it will need additional time to file its annual report on Form 10-K for fiscal year 2000 to address issues related to the impact of current and potential asbestos related claims faced by its wholly owned subsidiary, Artra Group Incorporated ("Artra"), and other issues. In addition, Entrade expects that it will receive a going concern opinion on its financial statements from its independent auditing firm because of the exposure of Artra to such asbestos-related claims and general liquidity concerns. Entrade believes that the asbestos claims are limited to its Artra subsidiary. The impact of such claims on the expected going concern opinion is due to the consolidation of Artra's financial results with Entrade. Entrade anticipates completing the filing of its Form 10-K by May 15, 2001.









                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ENTRADE INC.


                                     By:   /s/ Peter R. Harvey
                                           ------------------------------
                                           Peter R. Harvey
                                           President and
                                           Chief Executive Officer



Date: April 16, 2001



























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